FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AND GUARANTY

     FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY dated as of September 30, 1996 ("Fourth Amendment") among Alliance Entertainment Corp. ("Alliance"), AEC Holdings (UK) Limited ("AEC (UK)"), Castle Communications Limited ("Castle"), each of the BANKS as specified in the Credit Agreement referred to below, each of the GUARANTORS as specified in the Credit
Agreement referred to below, and THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors, the "Agent"). Alliance, AEC (UK), and Castle are referred to herein individually as a "Borrower" and collectively as the "Borrowers".

     PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Banks and the Agent have entered into a Third Amended and Restated Credit Agreement and Guaranty dated as of July 25, 1995, as amended by First Amendment to Third Amended and Restated Credit Agreement and Guaranty dated as of September 30, 1995, as further amended by a Second Amendment to Third Amended and Restated Credit Agreement and Guaranty dated as of December 31, 1995, and as further amended by a Third Amendment to Third Amended and Restated Credit Agreement and Guaranty Dated as of June 30, 1996 (as further modified, amended or supplemented from time to time, the "Credit Agreement"). Any term used herein shall have the meaning assigned to such term in the Credit Agreement.

     Each of the parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows;

(1) The following definition is added in its proper alphabetical order:

     "Matrix Acquisition" means the acquisition by Alliance of Matrix Software, Inc. under and pursuant to the terms of that certain Merger Agreement Dated as of October 11, 1996.

     (2) The definition of "Permitted Acquisition" is amended by adding after "purchase" in the last line thereof the following:

"and (4) the Matrix Acquisition".

     (3) The definition of "Permitted Acquisition Amount" is amended in its entirety to read as follows:

     " ' Permitted Acquisition Amount' means (1) during the period from July 1, 1996 to and including October 10, 1996, Four Million Six Hundred Thousand Dollars ($4,600,000), and (2)
during the period from October 11, 1996 to and including December 31, 1996, up to Two Million One Hundred Thousand Dollars ($2,100,000) in Cash consideration in connection with the Matrix Acquisition."

     (4) The definition of "Permitted Employee Loans" is amended by deleting all text after "that," in the fourth line thereof and inserting in its place the following: ", the aggregate principal amount of all such loans or advances to all employees outstanding at any time is equal to or less than One Million Six Hundred Twenty Thousand Dollars ($1,620,000) less an amount equal to the total of all repayments of such loans or advances made by all employees."

     (5) The definition of "Permitted Investment Affiliate Advance" is amended by deleting all text after "that" in the second line thereof and inserting in its place the following: " , the aggregate principal amount of all such loans or advances to Investment Affiliates outstanding at an time is equal to or less than Twelve Million Five Hundred Thousand Dollars ($12,500,000) less an amount equal to the total of all repayments of such loans or advances made by all Investment Affiliates."

     (6) The definition of "Permitted Investments" is amended by deleting clause "(3)" thereof in its entirety.

     (7) The definition of "Permitted Investment Amount" is amended in its entirety to read as follows:

     "Permitted Investment Amount" means an amount equal to eight Hundred Thousand Dollars ($800,000) less an amount equal to the total of all repayments of Permitted Investments.

     (8) Section 8.10, New Restricted Subsidiaries, is amended by adding at the end thereof the following:

     "Notwithstanding the foregoing, no Subsidiary is or can be designated a Restricted Subsidiary if the assets of or any of the capital stock of such Subsidiary was acquired by Alliance or any of its Subsidiaries in exchange for or otherwise through the issuance of capital stock of Alliance or any of its Subsidiaries."

     (9) The financial test set forth in Section 10.02, Consolidated Leverage Ratio, is deleted for September 30, 1996 and each of the financial tests set forth in Section 10.03, Consolidated Cash Flow Coverage Ratio, and Section 10.05, Consolidated Minimum Interest Coverage Ratio, are deleted for the four quarters (taken as a whole) ended September 30, 1996.

     SECTION 2. Conditions of Effectiveness. This Fourth Amendment shall become effective as of the date on which each of the following conditions has been fulfilled:

     (1) This Fourth Amendment. The Borrowers, the Guarantors, the Required Banks and the Agent shall each have executed and delivered this Fourth Amendment.

     (2) Amendment Fee. Alliance shall have paid to the Agent an amendment fee in the amount of Two Hundred Forty Thousand Six Hundred Twenty-Five Dollars ($240,625) for the account of the Banks, and the Agent will deliver to each Bank its Pro Rata Share of such fee.

     3. Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of Alliance dated the date hereof stating that, after giving effect to this Fourth Amendment and the transactions contemplated hereby:

     (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct, and

(b) No Default or Event of Default has occurred and is continuing.

     (4) Additional Documentation. The Agent and each Bank shall have received such other approvals, opinions or documents as the Agent or such Bank may reasonably request.

     SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     SECTION 4. Costs, Expenses and Taxes. Alliance agrees to reimburse the Agent and each Bank on demand for out-of-pocket costs, expenses and charges (including without limitation, all fees and charges of external legal counsel for the Agent and each Bank) incurred by the Agent and each Bank in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and any other instruments and documents to be delivered hereunder. In addition, Alliance shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Fourth Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 5. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     SECTION 7. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.

     IN WITNESS HEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

ALLIANCE ENTERTAINMENT CORP.


By /s/ Elliot B. Newman
     --------------------------------------------
Name:    Elliot B. Newman
Title:   Senior Executive Vice President

AEC ONE STOP GROUP, INC.


By
     ------------------------------------------------
Name:     Anil K. Narang
Title:    Vice Chairman, President and
              Chief Financial Officer

PASSPORT DISTRIBUTION, INC.


By /s/ Elliot B. Newman
     ----------------------------------------------
Name:     Elliot B. Newman
Title:    Executive Vice President

CASTLE COMMUNICATIONS LIMITED


By /s/ Elliot B. Newman
     -------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

CASTLE COMMUNICATIONS (U.S.), INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

EXECUSOFT, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

CONCORD JAZZ, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

THE JAZZ ALLIANCE, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


PASSPORT MUSIC WORLDWIDE, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

AEC ACQUISITION CORP.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


AEC AMERICAS, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


ALLIANCE VENTURES, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


PREMIER ARTISTS SERVICES, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


PREMIER SIGNATURES, INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

FL ACQUISITION CORP.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


DISQUEMUSIC COMMERCIAL IMPORTADORA
LTDA.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


BRASISON DISTRIBUIDORA DE DISCOS
LTDA.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


AEC HOLDINGS (UK) LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


CASTLE COMMUNICATIONS (DEUTSCHLAND)


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

THE ST. CLAIR ENTERTAINMENT GROUP
INC.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


A.E. LAND CORP.


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


DOJO LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


HENDRING LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


EASTERN LIGHT PRODUCTIONS LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President

WHITE METAL MUSIC LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


CASTLE COPYRIGHTS LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


KAZ RECORDS LIMITED


By /s/ Elliot B. Newman
     --------------------------------------------------
Name:    Elliot B. Newman
Title:   Executive Vice President


INDEPENDENT NATIONAL DISTRIBUTORS INC.


By /s/ Christopher J. Joyce
     --------------------------------------------------
Name:    Christopher J. Joyce
Title:   Executive Vice President


ONE WAY RECORDS, INC.


By /s/
     --------------------------------------------------
Name:    Anil K. Narang
Title:   Executive Vice President

DEJA VU MUSIC, INC.


By /s/
     --------------------------------------------------
Name:    Anil K. Narang
Title:   Executive Vice President


THE CHASE MANHATTAN BANK,
   as Bank


By /s/ Maria B. Florez
     --------------------------------------------------
Name:    Maria B. Florez
Title:   Vice President


THE CHASE MANHATTAN BANK,
 (London Branch) as Bank


By /s/ Maria B. Florez
     --------------------------------------------------
Name:    Maria B. Florez
Title:   Vice President


CREDITSTALT CORPORATE
 FINANCE, INC.


By /s/ Clifford L. Wells
     --------------------------------------------------
Name:    Clifford L. Wells
Title:   Vice President


By /s/ Fiona McKone
     --------------------------------------------------
Name:    Fiona McKone
Title:   Senior Associate

CREDITANSTALT-BANKVEREIN,
 (London Branch)


By /s/ E. Wenusch
     --------------------------------------------------
Name:    E. Wenusch
Title:   Assistant Director

By /s/ M.A. Bowles
     --------------------------------------------------
Name:    M.A. Bowles
Title:   Senior Manager


THE FIRST NATIONAL BANK OF CHICAGO


By /s/ John D. Runger
     --------------------------------------------------
Name:    John D. Runger
Title:   Managing Director


THE FIRST NATIONAL BANK OF CHICAGO
 (London Branch)


By /s/ John D. Runger
     --------------------------------------------------
Name:    John D. Runger
Title:   Managing Director


IBJ SCHRODER BANK & TRUST COMPANY


By
     --------------------------------------------------
Name:
Title:

NATIONAL BANK OF CANADA


By /s/ Gaetan R. Frosina
     --------------------------------------------------
Name:    Gaetan R. Frosina
Title:   Vice President

By /s/ Joseph M. Triseso
     --------------------------------------------------
Name:    Joseph M. Triseso
Title:   Assistant Vice President


EUROPEAN AMERICAN BANK,


By /s/ Robert Maichin
     --------------------------------------------------
Name:    Robert Maichin
Title:   Vice President

ABN AMRO BANK N.V.


By /s/ K. Page
     --------------------------------------------------
Name:    K. Page
Title:   Authorized Signatories

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION


By /s/ Russell D. Solomon
     --------------------------------------------------
Name:   Russell D. Solomon
Title:  Vice President

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
 (London Branch)


By /s/ Russell D. Solomon
     --------------------------------------------------
Name:    Russell D. Solomon
Title:   Vice President


GIROCREDIT BANK
    AKTIENGESELLSCHAFT der
    SPARKASSEN, Grand Cayman
    Island Branch


By /s/ Anca Trifan
     --------------------------------------------------
Name:    Anca Trifan
Title:   Vice President


By /s/
     --------------------------------------------------
Name:
Title:

NATIONAL CITY BANK


By /s/ Lisa Beth Lisi
     --------------------------------------------------
Name:    Lisa Beth Lisi
Title:   Account Officer

FIRST SOURCE FINANCIAL, LLP.

by FIRST SOURCE FINANCIAL, INC.,
     Its Agent


By /s/ James W. Wilson
     --------------------------------------------------
Name:   James W. Wilson
Title:  Senior Vice President


THE BANK OF NOVA SCOTIA


By /s/ Brian Allen
     --------------------------------------------------
Name:   Brian Allen
Title:  Senior Relationship Manager


SCOTIABANK (U.K.), LTD.


By /s/ Barry G. Hodges
     --------------------------------------------------
Name:    Barry G. Hodges
Title:   Relationship Manager


THE CHASE MANHATTAN BANK,
 as Agent


By /s/ Maria B. Florez
     --------------------------------------------------
Name:    Maria B. Florez
Title:   Vice President